Putnam
Global Growth
and Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-00

[SCALE LOGO OMITTED]

From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal year 2000. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Global Growth and Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 17, 2000


Report from the fund managers

Deborah F. Kuenstner
Hugh H. Mullin
George W. Stairs

During the first six months of Putnam Global Growth and Income Fund's fiscal year 2000, the market's apparently insatiable appetite for aggressive growth stocks was noteworthy. As rapid-growth stocks held investors' attention, the typically modest inverse relationship between growth and value investment styles was stretched to historic proportions. In the United States and abroad, technology, telecommunications, and Internet-related stocks commanded stunningly high valuations. To an equal yet opposite degree, share prices for stocks of fundamentally strong companies in more mature industries underperformed. Dividend-paying value stocks were strongly out of favor for much of the period, and the fund's performance reflects investors' preference for growth.

Total return for 6 months ended 3/31/00

         Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
------------------------------------------------------------------------
   6.03%   -0.08%    5.58%    0.72%    5.79%    4.82%    5.70%    1.98%
------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

Three interest-rate increases in the United States during the period added to the woes of old economy companies already struggling to keep their valuations aloft. While share prices were low, we were able to add many high-quality issues, including those not normally considered value stocks, to the portfolio.

Although performance for the period was weaker than it has been in the past, we believe our strategic purchases of fundamentally strong stocks at deeply discounted prices will buttress the portfolio and reward those shareholders having a long-term investment horizon. Furthermore, mergers and acquisitions activity has heightened in Europe, many companies are restructuring, even in Japan, and there are ongoing signs of recovery from the Asian crisis, especially in emerging markets and Europe -- all of which point toward a more favorable environment for the fund in future.

[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United States      43.1%

Japan              13.2%

United Kingdom     13.0%

France              6.9%

Canada              4.6%

Footnote reads:
*Based on net assets as of 3/31/00. Holdings will vary over time.

* FUND STRATEGY LIGHTS WAY IN VOLATILE MARKETS

As global investors, we must be concerned with currency exchange rates, governmental regulations, and a host of other variables unique to foreign and domestic markets. While these are certainly important, the overriding theme that drives our investment decisions is basic fundamental analysis, or bottom-up stock picking. We target companies throughout the world that are poised for positive change and seek to purchase their stock when we believe their current prices are below their true worth. We are careful to research the reasons why valuations are low and invest only in those companies that we believe are wrongfully undervalued. In other words, if we discover that a company has severe troubles that warrant a low share price, we let the opportunity pass.

Some examples of the kinds of positive changes we look for include new management, restructuring, eliminating unprofitable lines of business, and engaging in new initiatives for which the company is well suited. Our expectation is that these companies will take the steps necessary to improve value for their shareholders. However, on occasion, a weakened company will fall prey to a stronger one, and required improvements will be imposed upon it. Although we do not specifically target companies ripe for takeover, we generally view this scenario as a positive event that could boost performance for the fund.

Over the past six months, volatility in world markets has increased. While fund management measured market turbulence in terms of the rich investment opportunities it uncovered, we realize our shareholders may have experienced a sense of uneasiness. We believe that your fund's clearly defined value-investment mandate should provide a degree of comfort as we face the months ahead. As a reminder, the fund's emphasis on large, well-established companies eliminates the substantial risk associated with smaller firms and firms that have no track record. In addition, our global reach allows fund management to diversify across world markets and to avoid particularly risky environments. Lastly the value strategy -- buying promising stocks that are already cheap and undergoing positive change -- provides strong upside potential with reduced downside risk.

* OVERSEAS, TELECOMMUNICATIONS STOCKS WERE STRONG VALUE PLAYS

Telecommunications has been one of the leading sectors worldwide over the past several years. In order to participate in the growth of this desirable sector, your fund has been investing in telecom companies that are undervalued and have favorable fundamental outlooks. We bought our largest holding, BCE, Inc. of Canada because we were able to get it very cheaply and it represented backdoor access to telecommunications technology. BCE owns a 41% stake in Nortel Networks, a top telecommunications equipment manufacturer. Since our purchase of BCE, the company has taken great strides to improve itself and to unlock shareholder value: Nortel bought Bay Networks; BCE sold 20% of its telephone subsidiary to Ameritech; BCE bought the outstanding minority shares in its own mobile telephone business; now BCE is spinning off Nortel to its shareholders. This wide-ranging restructuring has boosted share performance and BCE stock was up 150% over the six-month period.

"We think there is tremendous opportunity in the markets today for value investors, and we're trying to take advantage of that. We're also firmly committed to maintaining this style. That's what people expect of Putnam."

- Hugh H. Mullin, portfolio manager

Telesp Celular, a Brazilian cellular telephone company, has strong fundamentals and growth potential. Throughout Brazil, traditional, fixed-line telephone service is notoriously unreliable. Consequently, Brazilians are turning to their cellular phones as their primary telephones. Telesp is the dominant service provider for Brazil's most populated state, Sao Paulo, and Brazil's business capital, the city of Sao Paulo. We particularly like the company's innovative CEO, whose creative vision gave birth to the first prepaid calling card, an item now popular around the world. The stock appreciated 117% over the recent six-month period.

Favorable developments support global investing

Diversifying your portfolio with foreign stocks has always been a good idea. The simple explanation is that world markets are not closely correlated; therefore, when the U.S. market is doing poorly, other markets are likely to be bettoff. The argument for foreign investing is all the more compelling lately, given that around the world, developed countries are making changes to embrace U.S.-style capitalism more fully.

In moves that are reminiscent of those taken by U.S. companies over the past 15 years, European and Japanese companies are restructuring, cutting out the fat, and redefining their missions in order to become more competitive. Companies that previously borrowed from banks now issue stocks and bonds to raise capital. Savers are becoming investors, moving their assets from passbook accounts to the stock market with hopes of achieving the kind of capital appreciation U.S. investors have enjoyed for years. The demand for stocks and investment opportunities is growing at a brisk rate. Since the introduction of a common currency, the euro, by the European Economic and Monetary Union, merger and acquisition activity has increased in Europe, creating stronger companies with enhanced shareholder value.

Foreign markets are generally not as efficient as U.S. markets because financial information is not as easy to obtain. As a result, there are many mispriced securities among the market's offerings. Putnam's expert global research team provides fund management with a distinct advantage in locating these undervalued securities. In 1999, overseas markets provided higher returns than U.S. markets for the first time since 1994. All signs point to a continuation of this trend into the foreseeable future and thus, to the benefits of global investing.

The fund also holds Cable and Wireless Plc., a telecommunications company based in the United Kingdom. Cable and Wireless has been making arrangements to sell its majority stake in Hong Kong Telecom to Pacific Cyberworks, a Hong Kong based Internet company. We were gratified to hear of the planned sale and we took some profits on Cable and Wireless when its share price advanced. It was up 73% for the period. While these holdings, as well as others discussed in this report, were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* DIVERSITY OF SECTORS ROUNDS PORTFOLIO

Your fund invests in a broad array of sectors. Financial stocks are well represented in the fund, and although this sector has suffered under the burden of interest-rate increases, we expect the turnaround in financial stocks to be a hearty one because of their low valuations and continuing strong business results. The fund owns shares in two of the three major Japanese brokers, Nikko Securities and Nomura Securities, which have successfully transitioned into what is now a deregulated brokerage industry. Their large asset-management concerns will benefit as investors transfer billions of dollars of assets from low-interest postal savings accounts into equity investments. In addition, Nikko Securities has linked up with Citigroup to form a global investment banking venture.

Our U.S. holdings include the Federal National Mortgage Association, or Fannie Mae. This government-backed company buys mortgages from lenders, repackages them, and then sells them as fixed-income securities. In doing so, Fannie Mae facilitates housing ownership for low- to middle-income Americans. Interest rates and concerns in Washington over the size and influence that Fannie Mae wields in the mortgage market have brought the stock down to unusually low valuation levels. This exceptional company can boast a 20-year track record of annual earnings growth in the range of 13% to 14%. Others we have added include Comerica, Wells-Fargo, Bank of New York, and Bank of America.

The fundamental outlook for energy stocks is greatly improved as a result of the rebounding of both oil and natural gas prices. Despite that recovery, the stocks still sell at attractively low and reasonable valuations. Two of our largest holdings are Exxon Mobil Corp. and Total Fina Elf. Both are consolidators of the global energy industry and are leveraging strong oil prices with cost reductions made possible by their recent mergers.

The pharmaceutical industry has experienced a number of mergers, acquisitions, and restructurings that should lead to increased efficiencies and greater profitability for years to come. Ordinarily, pharmaceutical stocks are outside the reach of traditional value investors, but their current valuation levels are particularly attractive, especially in the United States, where we are seeing yields substantially higher than the market and P/E ratios lower than the market. The fund's holdings include Bristol-Myers Squibb, Schering-Plough, Abbot Laboratories, and Merck. Several of our overseas holdings have benefitted from restructuring or merger activity, including Pharmacia & Upjohn, Inc., SmithKline Beecham, and Aventis. Aventis, formed by the 1999 merger of Rhone-Poulenc and Hoechst, is one of the fund's largest pharmaceutical holdings. The stock has risen 18% since the merger -- a healthy advance for a stock from an out-of-favor sector. We believe it has further appreciation potential because of strong management, several promising drugs in the pipeline, and the relocation of its research and development center to New Jersey, the heart of the U.S. pharmaceutical industry.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

BCE, Inc.
Canada
Telecommunications

Aventis S.A.
France
Pharmaceuticals

Honda Motor Co., Ltd.
Japan
Automotive

Exxon Mobil, Corp.
United States
Oil and gas

Veba AG
Germany
Electric utilities

Total Fina Elf
France
Oil and gas

Diageo Plc.
United Kingdom
Beverages

ScottishPower Plc.
United Kingdom
Electric utilities

Akzo-Nobel
Netherlands
Chemicals

IBM Corp.
United States
Computers

These holdings represent 13.2% of the fund's net assets as of 3/31/00. Portfolio holdings will vary over time.


* ENCOURAGING SIGNS FOR VALUE INVESTORS

Recent and extreme volatility in world markets would indicate that investors are reevaluating their holdings and perhaps looking to lessen their risk by directing some of their assets back into established companies with strong track records. We are encouraged by improving performance in world markets and recent gains for value stocks at home. Inflation in the United States and abroad remains low by historical standards. We believe the Federal Reserve Board may deliver more interest-rate increases in the coming months, and if the economy begins to moderate as we expect it will, these may foster renewed interest in stocks we have been selectively adding to the portfolio, particularly financials and pharmaceuticals. To value investors who may have questioned the wisdom of their choices, we wish to affirm our untarnished faith in the fund's disciplined value investment strategy that focuses on fundamentals such as earnings, profits, and dividends to shareholders. We believe our emphasis on undervalued companies engaging in positive change will enable your fund to provide the benefits of capital appreciation and income, with less volatility, over the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth and Income Fund is designed for investors seeking capital growth through investing primarily in stocks of companies in the United States and worldwide.


TOTAL RETURN FOR PERIODS ENDED 3/31/00

                          Class A           Class B           Class C           Class M
(inception dates)         (1/3/95)         (11/5/97)         (7/26/99)         (11/5/97)
                     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
6 months            6.03%   -0.08%    5.58%    0.72%    5.79%    4.82%    5.70%    1.98%
----------------------------------------------------------------------------------------
1 year             11.74     5.28    10.91     5.91    11.20    10.19    11.10     7.23
----------------------------------------------------------------------------------------
5 years           125.33   112.27   115.31   113.31   117.46   117.46   117.95   110.38
Annual average     17.64    16.25    16.58    16.36    16.81    16.81    16.86    16.04
----------------------------------------------------------------------------------------
Life of fund      124.00   111.09   113.34   112.34   115.98   115.98   116.44   108.98
Annual average     16.64    15.32    15.56    15.45    15.83    15.83    15.88    15.10
----------------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/00

                                          MSCI             Consumer
                                   World Index          price index
-------------------------------------------------------------------------
6 months                                 18.07%                2.03%
-------------------------------------------------------------------------
1 year                                   21.87                 3.69
-------------------------------------------------------------------------
5 years                                 137.76                13.15
Annual average                           18.90                 2.50
-------------------------------------------------------------------------
Life of fund                            148.88                13.98
Annual average                           18.97                 2.52
-------------------------------------------------------------------------

Past performance is no indication of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation which is currently in effect. Without the expense limitation, total returns would have been lower. For a portion of these periods the fund was offered on a limited basis and had limited assets.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/00

                                    Class A     Class B    Class C        Class M
-----------------------------------------------------------------------------------
Distributions (number)                2             1            1              1
-----------------------------------------------------------------------------------
Income                           $0.239        $0.203       $0.207         $0.212
-----------------------------------------------------------------------------------
Capital gains
  Long-term                       0.432         0.432        0.432          0.432
-----------------------------------------------------------------------------------
  Short-term                      0.507         0.507        0.507          0.507
-----------------------------------------------------------------------------------
  Total                          $1.178        $1.142       $1.146         $1.151
-----------------------------------------------------------------------------------
Share value:                  NAV       POP       NAV       NAV       NAV       POP
-----------------------------------------------------------------------------------
9/30/99                    $14.06    $14.92    $13.94    $14.06    $14.00    $14.51
-----------------------------------------------------------------------------------
3/31/00                     13.70     14.54     13.55     13.70     13.62     14.11
-----------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of global equity securities with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at
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A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio

March 31, 2000 (Unaudited)


COMMON STOCKS (95.2%) (a)
NUMBER OF SHARES                                                                                                       VALUE
Aerospace/Defense (1.5%)
----------------------------------------------------------------------------------------------------------------------------
                11,095  Boeing Co.                                                                          $        420,917
                56,470  British Aerospace PLC (United Kingdom)                                                       318,347
                 7,720  Lockheed Martin Corp.                                                                        157,778
                   835  Raytheon Co. Class B                                                                          14,821
                43,054  Rolls-Royce PLC (United Kingdom)                                                             139,355
                 4,850  United Technologies Corp.                                                                    306,459
                                                                                                            ----------------
                                                                                                                   1,357,677

Airlines (0.4%)
----------------------------------------------------------------------------------------------------------------------------
                13,815  Deutsche Lufthansa AG (Germany)                                                              314,661

Automotive (4.0%)
----------------------------------------------------------------------------------------------------------------------------
                 7,270  Ford Motor Co.                                                                               333,966
                85,000  Fuji Heavy Industries (Japan)                                                                691,658
                 3,855  General Motors Corp.                                                                         319,242
                29,000  Honda Motor Co., Ltd. (Japan)                                                              1,201,133
                22,446  Hyundai Motor Co., Ltd. (Japan) (NON)                                                        132,431
                 7,966  Hyundai Motor Co., 144A (Japan) (NON)                                                         46,999
                15,552  Valeo S.A. (France)                                                                          764,144
                                                                                                            ----------------
                                                                                                                   3,489,573

Banking (9.9%)
----------------------------------------------------------------------------------------------------------------------------
                 2,471  AmSouth Bancorporation                                                                        36,911
                45,453  Australia & New Zealand Banking Group Ltd. (Australia)                                       287,125
                12,565  Bank of America Corp.                                                                        658,877
                 6,010  Bank of New York Company, Inc.                                                               249,791
                33,767  Bank of Nova Scotia (Canada) (NON)                                                           676,878
                 9,211  Bank One Corp.                                                                               316,628
                 6,379  Banque Nationale de Paris (France)                                                           502,585
                 4,870  Barclays PLC (United Kingdom)                                                                128,896
                 5,850  Charter One Financial, Inc.                                                                  122,850
                 5,238  Chase Manhattan Corp.                                                                        456,688
                 6,070  Comerica, Inc.                                                                               254,181
                19,513  DBS Group Holdings Ltd. (Singapore) (NON)                                                    257,740
                 3,050  Federal Home Loan Mortgage Corp.                                                             134,772
                 8,312  First Union Corp.                                                                            309,622
                12,203  Firstar Corp.                                                                                279,906
                11,020  FleetBoston Financial Corp.                                                                  402,230
                19,382  HSBC Holdings PLC (United Kingdom)                                                           226,515
                 4,680  Huntington Bancshares, Inc.                                                                  104,715
                45,309  Istituto Bancario San Paolo di Torino (Italy)                                                619,195
                26,180  National Bank of Canada (Canada) (NON)                                                       383,884
                40,850  Oversea-Chinese Banking Corp. Ltd. (Singapore)                                               253,074
                 5,087  PNC Bank Corp.                                                                               229,233
                 1,812  Societe Generale (France)                                                                    360,628
                 2,850  Summit Bancorp                                                                                74,813
                 6,120  Synovus Financial Corp.                                                                      115,515
                 3,575  U.S. Bancorp                                                                                  78,203
                 4,080  Unidanmark AS (Denmark)                                                                      261,377
                 1,030  United Bank of Switzerland (UBS) AG (Switzerland)                                            270,369
                 5,951  Washington Mutual, Inc.                                                                      157,702
                11,431  Wells Fargo Co.                                                                              467,957
                                                                                                            ----------------
                                                                                                                   8,678,860

Beverage (3.4%)
----------------------------------------------------------------------------------------------------------------------------
                 4,082  Anheuser-Busch Cos., Inc.                                                                    254,105
                58,782  Bass PLC (United Kingdom)                                                                    738,586
               149,651  Diageo PLC (United Kingdom)                                                                1,122,484
                98,804  Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                            445,371
                20,000  Kirin Brewery Co. Ltd. (Japan)                                                               245,384
                 6,150  PepsiCo, Inc.                                                                                212,559
                                                                                                            ----------------
                                                                                                                   3,018,489

Building Products (0.7%)
----------------------------------------------------------------------------------------------------------------------------
                39,000  Asahi Glass Co., Ltd. (Japan)                                                                333,731
                16,238  CRH PLC (Ireland)                                                                            290,762
                                                                                                            ----------------
                                                                                                                     624,493

Cable Television (0.2%)
----------------------------------------------------------------------------------------------------------------------------
                 4,365  Comcast Corp. Class A                                                                        189,332

Chemicals (5.6%)
----------------------------------------------------------------------------------------------------------------------------
                 2,800  Air Products & Chemicals, Inc.                                                                79,625
                24,387  Akzo-Nobel N.V. (Netherlands)                                                              1,038,715
                39,486  BOC Group PLC (United Kingdom)                                                               771,555
                 1,421  Clariant AG (Switzerland)                                                                    534,326
                 3,090  Dow Chemical Co.                                                                             352,260
                 7,498  du Pont (E.I.) de Nemours & Co., Ltd.                                                        396,457
                 4,975  Eastman Chemical Co.                                                                         226,363
                 6,486  Henkel KGaA (Germany)                                                                        353,065
                 3,282  Minnesota Mining & Manufacturing Co.                                                         290,662
                 4,220  PPG Industries, Inc.                                                                         220,759
                12,700  Rhodia SA (France)                                                                           226,803
                94,000  Teijin Ltd. (Japan)                                                                          399,433
                                                                                                            ----------------
                                                                                                                   4,890,023

Computers (3.0%)
----------------------------------------------------------------------------------------------------------------------------
                 9,810  Compaq Computer Corp.                                                                        261,191
                 4,215  Hewlett-Packard Co.                                                                          558,751
                 8,769  IBM Corp.                                                                                  1,034,742
                 1,425  Lexmark International Group, Inc. Class A                                                    150,694
                16,000  NEC Corp. (Japan)                                                                            473,576
                 3,115  Seagate Technology, Inc. (NON)                                                               187,679
                                                                                                            ----------------
                                                                                                                   2,666,633

Conglomerates (2.4%)
----------------------------------------------------------------------------------------------------------------------------
                18,652  Canadian Pacific, Ltd. (Canada)                                                              417,006
               121,506  Cookson Group PLC (United Kingdom)                                                           351,683
                 5,149  Cooper Industries, Inc.                                                                      180,215
                 3,285  Honeywell International Inc.                                                                 173,078
                17,600  Investor AB (Sweden)                                                                         274,600
                19,500  Smiths Industries PLC (United Kingdom)                                                       237,406
                88,189  Tomkins PLC (United Kingdom)                                                                 281,233
                 3,400  Tyco International Ltd.                                                                      169,575
                                                                                                            ----------------
                                                                                                                   2,084,796

Consumer Finance (1.9%)
----------------------------------------------------------------------------------------------------------------------------
                 3,675  Aiful Corp. (Japan)                                                                          409,251
                 5,275  Household International, Inc.                                                                196,823
                 2,900  MBNA Corp.                                                                                    73,950
                12,700  Promise Co., Ltd. (Japan)                                                                    981,313
                                                                                                            ----------------
                                                                                                                   1,661,337

Consumer Goods (0.8%)
----------------------------------------------------------------------------------------------------------------------------
                 5,635  Kimberly-Clark Corp.                                                                         315,560
                31,000  Shiseido Co., Ltd. (Japan)                                                                   422,438
                                                                                                            ----------------
                                                                                                                     737,998

Electric Utilities (5.7%)
----------------------------------------------------------------------------------------------------------------------------
                 4,859  Dominion Resources, Inc.                                                                     186,768
                 4,463  Duke Energy Corp.                                                                            234,308
                 5,285  Edison International                                                                          87,533
                11,455  Entergy Corp.                                                                                231,248
               110,434  Hong Kong Electric Holdings Ltd. (Hong Kong)                                                 333,295
                45,979  Iberdola S.A. (Spain)                                                                        598,493
                 7,450  Pacific Gas & Electric Co.                                                                   156,450
                 7,690  Public Service Enterprise Group, Inc.                                                        227,816
                59,658  Scottish and Southern Energy PLC (United Kingdom)                                            487,378
               129,944  Scottish Power PLC (United Kingdom)                                                        1,050,717
               476,000  Shandong International Power Development Co. Ltd. (China)                                     50,739
                 5,970  Texas Utilities Co.                                                                          177,234
                22,930  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                                    1,169,361
                                                                                                            ----------------
                                                                                                                   4,991,340

Electrical Equipment (2.0%)
----------------------------------------------------------------------------------------------------------------------------
                 6,446  Emerson Electric Co.                                                                         340,832
                 3,715  Rockwell International Corp.                                                                 155,333
                 6,798  Schneider S.A. (France)                                                                      433,022
               186,243  Siebe PLC (United Kingdom)                                                                   826,009
                                                                                                            ----------------
                                                                                                                   1,755,196

Electronics (3.2%)
----------------------------------------------------------------------------------------------------------------------------
                   900  Hirose Electric Co. Ltd. (Japan)                                                             127,391
                10,000  Matsushita Electric Industrial Co.                                                           299,893
                 3,908  Motorola, Inc.                                                                               556,402
                 3,417  Philips Electronics N.V. (Netherlands)                                                       573,024
                 6,000  TDK Corp. (Japan)                                                                            819,381
                41,000  Toshiba Corp. (Japan)                                                                        418,931
                                                                                                            ----------------
                                                                                                                   2,795,022

Energy (0.6%)
----------------------------------------------------------------------------------------------------------------------------
                 3,500  Halliburton Co.                                                                              143,500
                 4,830  Schlumberger Ltd.                                                                            369,495
                   877  Transocean Sedco Forex Inc.                                                                   45,001
                                                                                                            ----------------
                                                                                                                     557,996

Financial (2.3%)
----------------------------------------------------------------------------------------------------------------------------
                54,846  Allied Zurich AG (United Kingdom)                                                            601,351
                15,600  Citigroup, Inc.                                                                              925,275
                 8,280  Fannie Mae                                                                                   467,303
                                                                                                            ----------------
                                                                                                                   1,993,929

Food (1.1%)
----------------------------------------------------------------------------------------------------------------------------
                 6,892  ConAgra, Inc.                                                                                124,918
                 5,939  Heinz (H.J.) Co.                                                                             207,123
                 9,995  Kellogg Co.                                                                                  256,122
                12,490  Sara Lee Corp.                                                                               224,820
                 5,100  SYSCO Corp.                                                                                  182,006
                                                                                                            ----------------
                                                                                                                     994,989

Health Care Services (0.9%)
----------------------------------------------------------------------------------------------------------------------------
                 4,795  Baxter International, Inc.                                                                   300,587
                 3,635  CIGNA Corp.                                                                                  275,351
                 8,868  Tenet Healthcare Corp.                                                                       203,964
                                                                                                            ----------------
                                                                                                                     779,902

Insurance (5.8%)
----------------------------------------------------------------------------------------------------------------------------
                 6,956  AGF (Assurances Generales de France) (France)                                                359,053
                   396  Allianz Versicherungs AG (Germany)                                                           160,916
                 7,274  Allstate Corp.                                                                               173,212
                 5,240  American General Corp.                                                                       294,095
                89,726  AMP Ltd. (Australia)                                                                         848,013
                 4,692  AON Corp.                                                                                    151,317
                 7,171  Axa S.A. (France)                                                                          1,014,234
                 5,265  Hartford Financial Services Group                                                            277,729
                17,597  Internationale Nederlanden Groep (ING) (Netherlands)                                         951,171
                 7,055  Lincoln National Corp.                                                                       236,343
                19,387  Manulife Financial Corp. (Canada)                                                            284,946
                20,800  Royal & Sun Alliance Insurance Group PLC (United Kingdom)                                    130,509
                 3,075  The Chubb Corp.                                                                              207,755
                                                                                                            ----------------
                                                                                                                   5,089,293

Investment Banking/Brokerage (2.0%)
----------------------------------------------------------------------------------------------------------------------------
                 2,925  Merrill Lynch & Co., Inc.                                                                    307,125
                53,000  Nikko Securities Co. Ltd. (Japan)                                                            804,552
                13,000  Nomura Securities Co. Ltd. (Japan)                                                           425,418
                 4,435  Paine Webber Group Inc.                                                                      195,140
                                                                                                            ----------------
                                                                                                                   1,732,235

Media (1.1%)
----------------------------------------------------------------------------------------------------------------------------
                31,800  Carlton Communications PLC (United Kingdom)                                                  385,129
                13,885  Disney (Walt) Productions, Inc.                                                              574,492
                                                                                                            ----------------
                                                                                                                     959,621

Metals (1.0%)
----------------------------------------------------------------------------------------------------------------------------
                 8,321  Freeport-McMoRan Copper & Gold Co., Inc. Class A (NON)                                        92,571
                 3,589  Freeport-McMoRan Copper & Gold Co., Inc. Class B (NON)                                        43,292
                11,800  Pohang Iron & Steel Company, Ltd. ADR (South Korea)                                          324,500
                18,719  SKF AB Class B, (Sweden)                                                                     415,372
                                                                                                            ----------------
                                                                                                                     875,735

Natural Gas Utilities (0.4%)
----------------------------------------------------------------------------------------------------------------------------
                 4,098  El Paso Energy Corp.                                                                         165,457
                 4,665  Williams Cos., Inc.                                                                          204,968
                                                                                                            ----------------
                                                                                                                     370,425

Oil & Gas (6.8%)
----------------------------------------------------------------------------------------------------------------------------
               107,875  British Petroleum Co. PLC (United Kingdom)                                                   985,221
                 5,915  Burlington Resources Inc.                                                                    218,855
                 4,315  Chevron, Inc.                                                                                398,868
                 2,795  Conoco, Inc.                                                                                  68,827
                 5,708  Conoco, Inc. Class B                                                                         146,268
               148,247  Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                                 740,442
                15,240  Exxon Mobil Corp.                                                                          1,185,863
                11,231  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                              646,484
                 2,250  Texaco, Inc.                                                                                 120,656
                 9,663  Tosco Corp.                                                                                  294,118
                 7,517  Total Fina Elf S.A. Class B, (France)                                                      1,123,472
                                                                                                            ----------------
                                                                                                                   5,929,074

Paper & Forest Products (2.7%)
----------------------------------------------------------------------------------------------------------------------------
                59,247  Abitibi-Consolidated Inc. (Canada) (NON)                                                     570,312
                 4,195  International Paper Co.                                                                      179,336
               251,139  Jefferson Smurfit Group PLC (Ireland)                                                        583,911
                37,350  Sappi Ltd. (South Africa)                                                                    289,730
                15,306  Svenska Cellulosa AB (SCA) Class B, (Sweden)                                                 360,865
                 2,745  Temple Inland, Inc.                                                                          136,735
                 4,115  Weyerhaeuser Co.                                                                             234,555
                                                                                                            ----------------
                                                                                                                   2,355,444

Pharmaceuticals (8.0%)
----------------------------------------------------------------------------------------------------------------------------
                11,185  Abbott Laboratories                                                                          393,572
                 8,855  American Home Products Corp.                                                                 474,849
                24,081  Aventis S.A. (France)                                                                      1,310,849
                13,400  Bristol-Myers Squibb Co.                                                                     773,850
                17,000  Eisai Co. Ltd. (Japan)                                                                       449,204
                11,720  Merck & Co., Inc.                                                                            728,105
                 7,950  Monsanto Co.                                                                                 409,425
                   311  Novartis AG ADR (Switzerland)                                                                424,804
                 5,915  Pharmacia & Upjohn, Inc.                                                                     350,464
                 4,480  Schering-Plough Corp.                                                                        164,640
                24,250  Smithkline Beecham PLC ADR (United Kingdom)                                                  319,758
                11,000  Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                                  603,888
                14,664  Zeneca Group PLC (United Kingdom)                                                            592,918
                                                                                                            ----------------
                                                                                                                   6,996,326

Photography/Imaging (1.5%)
----------------------------------------------------------------------------------------------------------------------------
                14,000  Canon, Inc. (Japan)                                                                          608,577
                 4,220  Eastman Kodak Co.                                                                            229,199
                14,000  Ricoh Co., Ltd. (Japan)                                                                      300,869
                 6,478  Xerox Corp.                                                                                  168,428
                                                                                                            ----------------
                                                                                                                   1,307,073

Publishing (1.0%)
----------------------------------------------------------------------------------------------------------------------------
                23,000  Dai Nippon Printing Co., Ltd. (Japan)                                                        374,309
                 3,625  McGraw-Hill, Inc.                                                                            164,938
                 2,070  Times Mirror Co. Class A                                                                     192,381
                 6,736  Wolters Kluwer N.V. (Netherlands)                                                            154,389
                                                                                                            ----------------
                                                                                                                     886,017

Railroads (0.7%)
----------------------------------------------------------------------------------------------------------------------------
                11,701  Burlington Northern Santa Fe Corp.                                                           258,885
                13,495  Canadian National Railway Co. (Canada) (NON)                                                 356,185
                                                                                                            ----------------
                                                                                                                     615,070

Real Estate (0.5%)
----------------------------------------------------------------------------------------------------------------------------
                16,500  Canary Wharf 144A PLC (United Kingdom) (NON)                                                  93,543
                22,650  Canary Wharf Finance PLC (United Kingdom) (NON)                                              128,410
                52,000  Henderson Land Development Co. Ltd. (Hong Kong) (R)                                          245,091
                                                                                                            ----------------
                                                                                                                     467,044

Regional Bells (3.0%)
----------------------------------------------------------------------------------------------------------------------------
                10,856  Bell Atlantic Corp.                                                                          663,573
                12,670  BellSouth Corp.                                                                              595,490
                 5,725  GTE Corp.                                                                                    406,475
                22,508  SBC Communications, Inc.                                                                     945,336
                                                                                                            ----------------
                                                                                                                   2,610,874

Retail (2.3%)
----------------------------------------------------------------------------------------------------------------------------
                 7,405  Albertsons, Inc.                                                                             229,555
                 3,105  CVS Corp.                                                                                    116,632
                 3,650  Federated Department Stores, Inc. (NON)                                                      152,388
                10,370  K mart Corp. (NON)                                                                           100,459
                 3,745  Lowe's Cos., Inc.                                                                            218,614
                22,000  Marui Co., Ltd. (Japan)                                                                      399,082
                 7,775  Rite Aid Corp.                                                                                42,763
                 3,261  Target Corp.                                                                                 243,760
               137,912  Tesco PLC (United Kingdom)                                                                   458,467
                 3,675  TJX Cos., Inc. (The)                                                                          81,539
                                                                                                            ----------------
                                                                                                                   2,043,259

Software (0.4%)
----------------------------------------------------------------------------------------------------------------------------
                 2,200  BMC Software, Inc. (NON)                                                                     108,625
                 4,500  Computer Associates International, Inc.                                                      266,344
                                                                                                            ----------------
                                                                                                                     374,969

Technology Services (0.5%)
----------------------------------------------------------------------------------------------------------------------------
                 6,675  Electronic Data Systems Corp.                                                                428,452

Telecommunications (7.2%)
----------------------------------------------------------------------------------------------------------------------------
                16,358  AT&T Corp.                                                                                   920,138
                10,881  BCE, Inc. (Canada) (NON)                                                                   1,358,992
                42,726  Cable & Wireless PLC (United Kingdom)                                                        801,525
                62,400  Carso Global Telecom (Mexico)                                                                192,576
                 9,190  Hellenic Telecommunication Organization S.A. (Greece)                                        261,656
                17,607  Mahanager Telephone GDR 144A (India) (NON)                                                   237,695
                    55  Nippon Telegraph and Telephone Corp. (Japan)                                                 875,745
                43,344  Portugal Telecom S.A. (Portugal)                                                             554,673
                 4,918  Sprint Corp.                                                                                 309,834
                54,500  Tecnost SpA (Italy) (NON)                                                                    205,588
                10,078  Telesp Celular Participacoes S.A. ADR (Brazil)                                               571,297
                                                                                                            ----------------
                                                                                                                   6,289,719

Tobacco (0.5%)
----------------------------------------------------------------------------------------------------------------------------
                46,089  BAT Industries PLC (United Kingdom)                                                          253,402
                10,232  Philip Morris Cos., Inc.                                                                     216,151
                                                                                                            ----------------
                                                                                                                     469,553

Waste Management (0.2%)
----------------------------------------------------------------------------------------------------------------------------
                12,585  Waste Management, Inc.                                                                       172,257
                                                                                                            ----------------
                        Total Common Stocks (cost $79,083,004)                                              $     83,554,686

CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (cost $151,801)
NUMBER OF SHARES                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
                 2,893  K mart Financing I $3.875 cum. cv. pfd.                                             $        121,506

UNITS (0.1%) (a) (cost $52,626)
NUMBER OF UNITS                                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                   500  Pohang Iron & Steel Structured Note (issued by UBS AG),
                          zero %, 2001 (South Korea)                                                        $         50,909

SHORT-TERM INVESTMENTS (3.5%) (a)
PRINCIPAL AMOUNT                                                                                                       VALUE
----------------------------------------------------------------------------------------------------------------------------
           $    40,000  U.S. Treasury Notes 5.64, April 27, 2000 (SEG)                                      $         39,693
             3,019,000  Interest in $556,447,000 joint repurchase agreement dated
                          March 31, 2000 with Morgan Stanley & Co., Inc. due
                          April 3, 2000, with respect to various U.S. Treasury
                          obligations -- maturity value of $3,020,515 for an
                          effective yield of 6.02%                                                                 3,019,000
                                                                                                            ----------------
                        Total Short-Term Investments (cost $3,058,693)                                      $      3,058,693
----------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $82,346,124) (b)                                            $     86,785,794
----------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $87,783,253.

  (b) The aggregate identified cost on a tax basis is $82,847,120, resulting in gross unrealized appreciation and depreciation of $10,213,628 and $6,274,954 respectively, or net unrealized appreciation of $3,938,674.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depository Receipts, or Global Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2000:
(as percentage of Market Value)

Australia          1.3%
Canada             4.7
France             7.0
Germany            2.3
Ireland            1.0
Italy              1.8
Japan             13.3
Netherlands        3.9
Sweden             1.2
Switzerland        1.4
United Kingdom    13.2
United States     43.6
Others             5.3
             ---------
Total            100.0%

-----------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2000 (Unaudited) (aggregate face value $634,791)
                                                            Unrealized
                 Market   Aggregate Face      Delivery    Appreciation
                  Value            Value          Date   (Depreciation)
-----------------------------------------------------------------------
Euro Dollars   $169,892         $172,540       6/16/00        $ (2,648)
Japan Yen       480,915          462,251       6/08/00          18,664
-----------------------------------------------------------------------
                                                              $ 16,016
-----------------------------------------------------------------------

Forward Currency Contracts to Sell at March 31, 2000 (Unaudited)
                 Market   Aggregate Face       Delivery     Unrealized
                  Value            Value           Date   Depreciation
-----------------------------------------------------------------------
Japan Yen      $512,186         $487,877       09/06/00       $(24,309)
-----------------------------------------------------------------------

Futures Contracts Outstanding at March 31, 2000 (Unaudited)
                                                            Unrealized
                          Aggregate Face     Expiration   Appreciation/
             Total Value           Value           Date  (Depreciation)
-----------------------------------------------------------------------
DAX Index
(Long)         $181,569         $186,023        Jun-00        $ (4,454)
Topix IDX
(Long)          499,658          493,341        Jun-00           6,317
-----------------------------------------------------------------------
                                                               $ 1,863
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2000 (Unaudited)

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $82,346,124) (Note 1)                                             $86,785,794
----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                              244,822
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                 597,751
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         842,939
----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          18,664
----------------------------------------------------------------------------------------------
Total assets                                                                        88,489,970

Liabilities
----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         4,557
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                       184,290
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                             189,825
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           156,602
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              43,270
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            6,311
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             1,143
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  60,889
----------------------------------------------------------------------------------------------
Payable for open forward contracts                                                      26,957
----------------------------------------------------------------------------------------------
Payable for variation margin                                                             3,459
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  29,414
----------------------------------------------------------------------------------------------
Total liabilities                                                                      706,717
----------------------------------------------------------------------------------------------
Net assets                                                                         $87,783,253

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $82,867,583
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                             (683,884)
----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                       1,165,146
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                    4,434,408
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $87,783,253

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($48,294,631 divided by 3,526,083 shares)                                               $13.70
----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.70)*                                 $14.54
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($35,084,136 divided by 2,589,445 shares)**                                             $13.55
----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,595,021 divided by 116,468 shares)**                                                $13.70
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,809,465 divided by 206,280 shares)                                                  $13.62
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.62)*                                 $14.11
----------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2000 (Unaudited)

Investment income:
----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $44,956)                                           $  725,816
----------------------------------------------------------------------------------------------
Interest                                                                                77,099
----------------------------------------------------------------------------------------------
Total investment income                                                                802,915

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                       301,258
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         154,511
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        6,301
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         2,320
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   50,183
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                  156,643
----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    4,319
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   10,996
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  8,270
----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                             804
----------------------------------------------------------------------------------------------
Auditing                                                                                19,528
----------------------------------------------------------------------------------------------
Legal                                                                                    2,441
----------------------------------------------------------------------------------------------
Postage                                                                                  8,001
----------------------------------------------------------------------------------------------
Other                                                                                    7,731
----------------------------------------------------------------------------------------------
Total expenses                                                                         733,306
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (8,872)
----------------------------------------------------------------------------------------------
Net expenses                                                                           724,434
----------------------------------------------------------------------------------------------
Net investment income                                                                   78,481
----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     1,204,287
----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                  72,759
----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (8,580)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                           (28,005)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period             3,301,428
----------------------------------------------------------------------------------------------
Net gain on investments                                                              4,541,889
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $4,620,370
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                                    Six months ended         Year ended
                                                                            March 31       September 30
                                                                                2000*              1999
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $    78,481        $   106,352
-------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                              1,268,466          5,280,947
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                               3,273,423          5,551,131
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       4,620,370         10,938,430
-------------------------------------------------------------------------------------------------------

Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                                  (652,414)          (178,962)
-------------------------------------------------------------------------------------------------------
   Class B                                                                  (440,374)           (51,905)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (10,200)              (168)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (45,749)            (6,805)
-------------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                                (2,534,577)          (572,711)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (2,037,004)          (442,734)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (46,269)                --
-------------------------------------------------------------------------------------------------------
   Class M                                                                  (202,632)           (48,134)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                         21,717,988         17,588,405
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                              20,369,139         27,225,416

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                       67,414,114         40,188,698
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net investment
income of $683,884 and $386,372, respectively)                           $87,783,253        $67,414,114
-------------------------------------------------------------------------------------------------------

* Unaudited


The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                          ended                                                             For the period
Per-share                              March 31                                                              Jan. 3, 1995+
operating performance               (Unaudited)                     Year ended September 30                   to Sept. 30
--------------------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $14.06         $11.39         $12.50         $10.77          $9.64          $8.50
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .04(d)         .07(d)         .16(a)(d)      .14(a)         .21(a)         .27(a)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .78           2.98           (.87)          3.13           1.30            .87
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .82           3.05           (.71)          3.27           1.51           1.14
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.24)          (.09)          (.09)          (.23)          (.36)            --
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             (.94)          (.29)          (.31)         (1.31)          (.02)            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                       (1.18)          (.38)          (.40)         (1.54)          (.38)            --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $13.70         $14.06         $11.39         $12.50         $10.77          $9.64
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     6.03*         27.06          (5.72)         33.88          16.14          13.41*
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $48,295        $36,082        $22,091         $2,885         $2,077         $1,771
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   .80*          1.69           1.70(a)        1.48(a)        1.27(a)         .49(a)*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   .28*           .53           1.14(a)        1.19(a)        2.03(a)        3.04(a)*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    28.25*         68.46          62.96         103.92         222.89          21.68*
--------------------------------------------------------------------------------------------------------------------------

      Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
      September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07, $.09 and $.20 per share for class A, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Per share net investment income amounted to less than $0.01 per share.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------
                                     Six months
                                          ended                For the period
Per-share                              March 31     Year ended  Nov. 3, 1997+
operating performance               (Unaudited)       Sept. 30    to Sept. 30
-----------------------------------------------------------------------------
                                           2000           1999           1998
-----------------------------------------------------------------------------
Net asset value,
beginning of period                      $13.94         $11.34         $12.01
-----------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------
Net investment income (d)                  (.01)          (.03)           .04(a)
-----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .76           2.95           (.35)
-----------------------------------------------------------------------------
Total from
investment operations                       .75           2.92           (.31)
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                          (.20)          (.03)          (.05)
-----------------------------------------------------------------------------
From net realized gain
on investments                             (.94)          (.29)          (.31)
-----------------------------------------------------------------------------
Total distributions                       (1.14)          (.32)          (.36)
-----------------------------------------------------------------------------
Net asset value,
end of period                            $13.55         $13.94         $11.34
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     5.58*         26.08          (2.62)*
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $35,084        $28,105        $16,315
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.18*          2.44           2.24(a)*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  (.10)*         (.23)           .39(a)*
-----------------------------------------------------------------------------
Portfolio turnover (%)                    28.25*         68.46          62.96
-----------------------------------------------------------------------------

      Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
      September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07, $.09 and $.20 per share for class A, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Per share net investment income amounted to less than $0.01 per share.





Financial highlights
(For a share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------
                                     Six months
                                          ended For the period
Per-share                              March 31  July 26, 1999+
operating performance               (Unaudited)    to Sept. 30
-----------------------------------------------------------------------------
                                           2000           1998
-----------------------------------------------------------------------------
Net asset value,
beginning of period                      $14.06         $14.56
-----------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------
Net investment income (d)                  (.01)          (.01)
-----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .80           (.48)
-----------------------------------------------------------------------------
Total from
investment operations                       .79           (.49)
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                          (.21)          (.01)
-----------------------------------------------------------------------------
From net realized gain
on investments                             (.94)            --
-----------------------------------------------------------------------------
Total distributions                       (1.15)          (.01)
-----------------------------------------------------------------------------
Net asset value,
end of period                            $13.70         $14.06
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     5.79*         (3.40)*
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $1,595           $515
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.18*           .44*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  (.06)*         (.10)*
-----------------------------------------------------------------------------
Portfolio turnover (%)                    28.25*         68.46
-----------------------------------------------------------------------------

      Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
      September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07, $.09 and $.20 per share for class A, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Per share net investment income amounted to less than $0.01 per share.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------
                                     Six months
                                          ended                For the period
Per-share                              March 31     Year ended  Nov. 3, 1997+
operating performance               (Unaudited)       Sept. 30    to Sept. 30
-----------------------------------------------------------------------------
                                           2000           1999           1998
-----------------------------------------------------------------------------
Net asset value,
beginning of period                      $14.00         $11.35         $12.01
-----------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------
Net investment income (d)                    --(e)          --(e)         .07(a)
-----------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .77           2.98           (.36)
-----------------------------------------------------------------------------
Total from
investment operations                       .77           2.98           (.29)
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From net
investment income                          (.21)          (.04)          (.06)
-----------------------------------------------------------------------------
From net realized gain
on investments                             (.94)          (.29)          (.31)
-----------------------------------------------------------------------------
Total distributions                       (1.15)          (.33)          (.37)
-----------------------------------------------------------------------------
Net asset value,
end of period                            $13.62         $14.00         $11.35
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     5.70*         26.57          (2.48)*
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $2,809         $2,712         $1,783
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.06*          2.19           2.02(a)*
-----------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   .01*           .03            .62(a)*
-----------------------------------------------------------------------------
Portfolio turnover (%)                    28.25*         68.46          62.96
-----------------------------------------------------------------------------

      Effective December 28, 1995, the fund expanded its investment flexibility to include securities outside of the utilities sector. Information in the table prior to December 28, 1995 may not reflect those that could have been achieved under the fund's current investment policies.

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended
      September 30, 1998 reflect a reduction of $.05 per share for class A, class B and class M. Expenses for the periods ended September 30, 1997, September 30, 1996 and September 30, 1995, reflect a reduction of approximately $.07, $.09 and $.20 per share for class A, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (e) Per share net investment income amounted to less than $0.01 per share.



Notes to financial statements
March 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth and Income Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income as a secondary objective by investing primarily in common stocks of companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B and C shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. The expenses have been fully amortized over a five year period as of March 31, 2000.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 2000, fund expenses were reduced by $8,872 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $569 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $52,548 and $905 from the sale of class A and class M shares, respectively and received $31,607 and $228 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received $8,101 from the redemption of class A shares.

Note 3
Purchases and sales

During the six months ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,909,447 and $20,222,738, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,369,944         $18,319,851
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  226,124           3,022,265
---------------------------------------------------------------------------
                                             1,596,068          21,342,116

Shares
repurchased                                   (637,144)         (8,552,912)
---------------------------------------------------------------------------
Net increase                                   958,924         $12,789,204
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,343,321         $18,476,863
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   57,493             737,033
---------------------------------------------------------------------------
                                             1,400,814          19,213,896

Shares
repurchased                                   (773,500)        (10,587,836)
---------------------------------------------------------------------------
Net increase                                   627,314         $ 8,626,060
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    793,745         $10,584,257
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,171           2,334,280
---------------------------------------------------------------------------
                                               969,916          12,918,537

Shares
repurchased                                   (397,303)         (5,246,081)
---------------------------------------------------------------------------
Net increase                                   572,613         $ 7,672,456
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    957,033         $13,040,713
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,264             471,017
---------------------------------------------------------------------------
                                               994,297          13,511,730

Shares
repurchased                                   (416,456)         (5,565,754)
---------------------------------------------------------------------------
Net increase                                   577,841         $ 7,945,976
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     85,702         $ 1,133,247
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,609              48,263
---------------------------------------------------------------------------
                                                89,311           1,181,510

Shares
repurchased                                     (9,476)           (126,251)
---------------------------------------------------------------------------
Net increase                                    79,835         $ 1,055,259
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                               (commencement of operations)
                                                     to September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     36,694         $   534,135
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8                 120
---------------------------------------------------------------------------
                                                36,702             534,255

Shares
repurchased                                        (69)             (1,017)
---------------------------------------------------------------------------
Net increase                                    36,633         $   533,238
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     43,190         $   594,326
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,598             247,549
---------------------------------------------------------------------------
                                                61,788             841,875

Shares
repurchased                                    (49,252)           (640,806)
---------------------------------------------------------------------------
Net increase                                    12,536         $   201,069
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     77,602         $ 1,030,825
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,326              54,810
---------------------------------------------------------------------------
                                                81,928           1,085,635

Shares
repurchased                                    (45,211)           (602,504)
---------------------------------------------------------------------------
Net increase                                    36,717         $   483,131
---------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.

Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Global Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com